Helping Build Minnesota—The Union Way

The AFL-CIO Housing Investment Trust builds on nearly 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Minnesota

108	$1.8B	$2.6B	25.0M	14,134

Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved

$6.0B	31,555	$2.3B	$238.7M	50%

Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

SOUL

The HIT provided $64.7 million in funding for the $70.5 million new construction of the Soul project in St. Paul. The project will offer 178 units, all affordable, and create an estimated 483,560 hours of union construction work.

PROJECT PROFILE:

LADDER 260

The HIT provided a total of $18.2 million in funding for the $34.3 million new construction of the 90-unit Ladder 260 in Minneapolis, creating an estimated 203,510 hours of union construction work.

continued

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Helping Build Minnesota —The Union Way	MARCH 2023

Zenith–Duluth	Rise on 7–St. Louis Park	Amber Union–Falcon Heights

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

 —Dan McConnell, Business Manager

Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF MINNESOTA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
The American Cooperative of Anoka	Anoka	$20,931,200	$34,728,425	292,850
The Crest Apartments	Brooklyn Center	$25,014,942	$40,052,670	192,720
42nd & Central	Columbia Heights	$10,631,900	$21,899,161	140,880
Zenith	Duluth	$26,682,200	$49,084,470	334,360
Amber Union	Falcon Heights	$18,273,000	$55,604,667	371,940
Greenway Apartments	Minneapolis	$12,327,300	$26,847,568	176,070
Ladder 260	Minneapolis	$18,219,487	$34,281,708	203,510
Peregrine Apartments	Minneapolis	$55,587,970	$55,711,262	363,130
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020
Soul	St. Paul	$64,700,959	$70,470,714	483,560

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com